Exhibit 99.1

Fifth & Pacific Companies, Inc. Announces Proposed Senior Secured Notes Offering

NEW YORK, NY — June 6, 2012 — Fifth & Pacific Companies, Inc. (NYSE: FNP) (the “Company”) today announced that it intends to offer $150.0 million aggregate principal amount of 10.50% senior secured notes due 2019 (the “Secured Notes”), which will be “Additional Notes” issued under the Indenture, dated as of April 7, 2011, as amended to date (as so amended, the “Indenture”), under which the Company had previously issued $220.0 million aggregate principal amount of Secured Notes.

The Company plans to use the net proceeds of this offering (i) to repay the $37.1 million that the Company has drawn under its asset-based revolving loan facility for the repurchase (in a privately-negotiated transaction) of €28.6 million aggregate principal amount of the Company’s 5.0% Euro Notes due 2013 (the “Euro Notes”); (ii) to effect the redemption of the remaining €52.9 million aggregate principal amount of Euro Notes pursuant to the optional redemption provisions applicable to the Euro Notes; (iii) to pay all or a portion of the consideration for the Company’s expected exercise of the buyout option for the 51% interest of the Company’s joint venture partner in Kate Spade Japan; and (iv) to pay associated fees and expenses.

The Secured Notes will be guaranteed on a senior secured basis by certain of the Company’s current and future domestic subsidiaries. The Secured Notes and the guarantees endorsed thereon will be secured on a first-priority basis by a lien on certain of the Company’s trademarks and by a second-priority interest in the Company’s and the guarantors’ assets that secure the Company’s revolving credit facility.  In connection with the offering of Secured Notes, the Company expects to have the same subsidiaries that guarantee the Secured Notes guarantee the Euro Notes and also to secure the Euro Notes and the related guarantees equally and ratably with the Secured Notes and related guarantees.

The Secured Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The issuance and sale of the Secured Notes have not been registered under the Securities Act, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Secured Notes, nor shall there be any offer, solicitation or sale of any Secured Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

Statements contained herein that relate to the Company’s future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast,” “contemplation” or “currently envisions” and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company’s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company’s control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility, may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory and the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level; general economic conditions in the United States, Europe and other parts of the world, including the impact of debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation which could impact prices of our products; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to successfully implement our long-term strategic plans, including the focus on our JUICY COUTURE, LUCKY BRAND and KATE SPADE brands and expansion into markets outside of the US, such as KATE SPADE’s joint venture in China; risks associated with the transition of the MEXX business to an entity in which we hold a minority interest and the possible failure of such entity that may make our interest therein of little or no value and risks associated with the ability of the majority shareholder to operate the MEXX business successfully, which will impact the potential value of our minority interest; costs associated with (i) the transition of the LIZ CLAIBORNE family of brands, MONET US, DANA BUCHMAN, KENSIE and MAC & JAC brands from the Company to their respective acquirers and (ii) the early termination and transition of the DKNY® Jeans and DKNY® Active licenses; our ability to sustain recent performance in connection with our LUCKY BRAND product offering and our ability to revitalize our JUICY COUTURE creative direction and product offering; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; risks associated with the sale of the LIZ CLAIBORNE family of brands to J.C. Penney Corporation, Inc. and the licensing arrangement with QVC, Inc., including, without limitation, our ability to maintain productive working relationships with these parties and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agreement with Li & Fung Limited (“Li & Fung”), which results in a single third party foreign buying/sourcing agent for a significant portion of our products; risks associated with the closing of our Ohio distribution center and our US distribution services agreement with Li & Fung, which results in a single third party service provider for a significant portion of our US distribution and our ability to effectively transition our distribution function to Li & Fung within our expected timeline; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; our exposure to currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; risks associated with credit card fraud and identity theft; risks associated with third party service providers, both domestic and overseas, including service providers in the area of e-commerce; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; the outcome of current and future litigation and other proceedings in which we are involved and such other factors as are set forth in the Company’s Registration Statement on Form S-3, filed with and automatically declared effective on May 22, 2012 by the Securities and Exchange Commission, including in the section entitled “Risk Factors.” The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investor Relations Contact:	Media Contact:
Robert J. Vill	Jane Randel
Sr. VP Finance and Treasurer	Sr. VP Corporate Communications
201.295.7515	212.626.3408